EXCHANGE LISTED FUNDS TRUST

Climate Global - Climate Resilient REIT Index ETF (NYSE Arca Ticker: CLIM)

(the “Fund”)

Supplement dated March 3, 2026, to each Fund’s currently effective

Summary Prospectus, Prospectus (collectively, the “Prospectuses”) and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with those documents.

Effective immediately, the name of the Fund’s underlying index is replaced with Climate Global - Climate Resilient REIT Index and all references to the Fund’s prior underlying index name are replaced with Climate Global - Climate Resilient REIT Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.